EXHIBIT 10.1
SECOND AMENDMENT TO
AMENDED AND RESTATED MULTICURRENCY CREDIT AGREEMENT

This Second Amendment to Amended and Restated Multicurrency Credit Agreement (herein, the “Amendment”) is entered into as of September 15, 2005, by and among Jones Lang LaSalle Finance B.V., the Guarantors party hereto, the Banks party hereto and Harris N.A. (successor by merger to Harris Trust and Savings Bank), as Administrative Agent.

PRELIMINARY STATEMENTS

A.  The Borrower, the Guarantors, the Banks and Harris N.A. (successor by merger to Harris Trust and Savings Bank), as Administrative Agent, entered into a certain Amended and Restated Multicurrency Credit Agreement, dated as of April 13, 2004 (as amended by the First Amendment thereto dated March 31, 2005, the “Credit Agreement”). All capitalized terms used herein without definition shall have the same meanings herein as such terms have in the Credit Agreement.

B.  The Borrower has requested that the Banks agree to certain amendments to the Credit Agreement, and the Banks are willing to do so under the terms and conditions set forth in this Amendment.

Now, Therefore, for good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties hereto agree as follows:

SECTION 1.	AMENDMENTS.

Subject to the satisfaction of the conditions precedent set forth in Section 2 below, the Credit Agreement shall be and hereby is amended as follows:

1.1  Section 7.14(i) of the Credit Agreement is hereby amended in its entirety and as so amended shall read as follows:

(i)  Loans and advances to employees and relocation companies in the ordinary course of business not to exceed $20,000,000 in the aggregate at any one time outstanding, provided that loans and advances to new employees that are made in lieu of a signing bonus or similar compensation shall not be considered a loan or advance for purposes of this Section 7.14 so long as the terms of such loan or advance provide that such loan or advance may be forgiven and converted to compensation upon meeting certain performance objectives by such employee.

SECTION 2.	CONDITIONS PRECEDENT.

This Amendment shall become effective as of September 15, 2005 upon the Administrative Agent’s receipt of counterparts hereof executed by the Borrower, the Guarantors, the Required Banks and the Administrative Agent.

SECTION 3.	REPRESENTATIONS.

In order to induce the Banks to execute and deliver this Amendment, each of the Borrower and the Parent hereby represents to the Banks and the Administrative Agent that as of the date hereof the representations and warranties set forth in Section 5 of the Credit Agreement are and shall be and remain true and correct and the Borrower and the Parent are in compliance with the terms and conditions of the Credit Agreement and no Default or Event of Default has occurred and is continuing under the Credit Agreement or shall result after giving effect to this Amendment.

SECTION 4.	MISCELLANEOUS.

4.1.  Except as specifically amended herein, the Credit Agreement shall continue in full force and effect in accordance with its original terms. Reference to this specific Amendment need not be made in the Credit Agreement, the Notes, or any other instrument or document executed in connection therewith, or in any certificate, letter or communication issued or made pursuant to or with respect to the Credit Agreement, any reference in any of such items to the Credit Agreement being sufficient to refer to the Credit Agreement as amended hereby.

4.2.  The Borrower agrees to pay on demand all costs and expenses of or incurred by the Bank in connection with the negotiation, preparation, execution and delivery of this Amendment, including the fees and expenses of counsel for the Administrative Agent.

4.3.  This Amendment may be executed in any number of counterparts, and by the different parties on different counterpart signature pages, all of which taken together shall constitute one and the same agreement. Any of the parties hereto may execute this Amendment by signing any such counterpart and each of such counterparts shall for all purposes be deemed to be an original. This Amendment shall be governed by the internal laws of the State of Illinois.

[SIGNATURE PAGE TO FOLLOW]

This Second Amendment to Credit Agreement is entered into as of the date and year first above written.

JONES LANG LASALLE FINANCE B.V.

By	/s/	Brian P. Hake
	Title	Managing Director

JONES LANG LASALLE INCORPORATED, as Guarantor

By	/s/	Brian P. Hake
	Title	Treasurer

JONES LANG LASALLE CO-INVESTMENT, INC., as Guarantor

By	/s/	Brian P. Hake
	Title	Treasurer

JONES LANG LASALLE INTERNATIONAL, INC., as Guarantor

By	/s/	Brian P. Hake
	Title	Treasurer

LASALLE INVESTMENT MANAGEMENT, INC., as Guarantor

By	/s/	Brian P. Hake
	Title	Treasurer

[Second Amendment to Credit Agreement]

JONES LANG LASALLE AMERICAS, INC., as Guarantor

By	/s/	Brian P. Hake
	Title	Treasurer

JONES LANG LASALLE LIMITED, as Guarantor

By	/s/	Brian P. Hake
	Title	Attorney-in-fact

JONES LANG LASALLE GMBH, as Guarantor

By	/s/	Brian P. Hake
	Title	Attorney-in-fact

[Second Amendment to Credit Agreement]

HARRIS N.A. (successor by merger to Harris Trust and Savings Bank), in its individual capacity as a Bank and as Administrative Agent

By	/s/	Aaron Lanski
	Title	Vice President

[Second Amendment to Credit Agreement]

ROYAL BANK OF SCOTLAND PLC

By	/s/	Simon Prideaux
	Title	Relationship Director

[Second Amendment to Credit Agreement]

LASALLE BANK NATIONAL ASSOCIATION

By	/s/	Irene Prekezes
	Title	First Vice President

[Second Amendment to Credit Agreement]

BANK OF AMERICA, N.A.

By	/s/	Adam M. Goettsche
	Title	Vice President

[Second Amendment to Credit Agreement]

U.S. BANK NATIONAL ASSOCIATION

By	/s/	R. Michael Newton
	Title	Vice President

[Second Amendment to Credit Agreement]

BARCLAYS BANK PLC

By	/s/	David Barton
	Title	Associate Director

[Second Amendment to Credit Agreement]

HSBC BANK PLC

By	/s/	Paul Saunders
	Title	Global Relationship Manager

[Second Amendment to Credit Agreement]

FIFTH THIRD BANK (CHICAGO), a Michigan banking corporation

By	/s/	Joseph A. Wemhoff
	Title	Vice President

[Second Amendment to Credit Agreement]

BANK OF SCOTLAND

By	/s/	Karen Welch
	Title	Assistant Vice President

[Second Amendment to Credit Agreement]

NATIONAL CITY BANK OF THE MIDWEST

By	/s/	James M. Kershner
	Title	Vice President

[Second Amendment to Credit Agreement]

PNC BANK, NATIONAL ASSOCIATION

By	/s/	Michael E. Smith
	Title	Senior Vice President

[Second Amendment to Credit Agreement]

WELLS FARGO BANK, N.A.

By	/s/	Andrew Cavallari
	Title	Vice President

[Second Amendment to Credit Agreement]

THE BANK OF NEW YORK

By	/s/	Mark O’Connor
	Title	Vice President

[Second Amendment to Credit Agreement]

THE NORTHERN TRUST COMPANY

By	/s/	Kurt Prusener
	Title	Vice President

[Second Amendment to Credit Agreement]